UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2017

WESTERN ASSET

INVESTMENT GRADE

DEFINED OPPORTUNITY

TRUST INC. (IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2017

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed moderately declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 24.2% when the period began.

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six months ended May 31, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.11% and ended the period at 1.28%. Their low for the period of 1.10% occurred on December 7, 2016, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.37% and ended the period at 2.21%. Their low of 2.18% occurred on April 18, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 2.52% during the six months ended May 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 6.72% for the six months ended May 31, 2017. The high-yield market

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

began the reporting period on a positive note, as it rallied sharply over the first three months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied in April and May 2017.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Globalvi returned 8.00% during the six months ended May 31, 2017. In November 2016 — prior to the beginning of the reporting period — the asset class fell sharply. This occurred as demand was weak against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then moved higher during all six months of the reporting period. This turnaround was triggered by improving investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended May 31, 2017, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 5.95% based on its net asset value (“NAV”)vii and 5.53% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Indexviii, returned 4.04% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averageix returned 4.66% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share. As of May 31, 2017, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$20.91 (NAV)	5.95	%†
$20.60 (Market Price)	5.53	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Investment Grade Defined Opportunity Trust Inc.	V

Investment commentary (cont’d)

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Investment Grade Defined Opportunity Trust Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Investment Grade Defined Opportunity Trust Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and November 30, 2016 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2017

Total Spread Duration
IGI	— 7.16 years
Benchmark	— 7.09 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Total Effective Duration
IGI	— 7.32 years
Benchmark	— 7.19 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 92.7%
Consumer Discretionary — 10.7%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	390,000	$411,937	(a)
Automobiles — 2.0%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,140,000	1,418,788
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	730,918
General Motors Co., Senior Notes	4.875%	10/2/23	430,000	458,761
General Motors Co., Senior Notes	6.600%	4/1/36	290,000	335,293
General Motors Co., Senior Notes	5.200%	4/1/45	490,000	478,865
General Motors Co., Senior Notes	6.750%	4/1/46	1,020,000	1,188,195
Total Automobiles				4,610,820
Hotels, Restaurants & Leisure — 0.5%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	280,000	303,800
McDonald’s Corp., Senior Notes	4.700%	12/9/35	260,000	283,795
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	411,219
Total Hotels, Restaurants & Leisure				998,814
Household Durables — 0.3%
Newell Brands Inc., Senior Notes	5.500%	4/1/46	600,000	712,342
Media — 7.5%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,400,000	3,098,033
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	211,674
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	504,460
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	560,000	589,090	(a)
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,292,477
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,620,483
DISH DBS Corp., Senior Notes	7.875%	9/1/19	690,000	766,763
Time Warner Cable LLC, Debentures	7.300%	7/1/38	330,000	422,055
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	370,000	442,603
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,390,000	1,543,040
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	20,000	24,600
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	200,000	214,406
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	370,000	512,618
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	249,098
UBM PLC, Notes	5.750%	11/3/20	740,000	785,589	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	80,000	80,270

See Notes to Financial Statements.

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Viacom Inc., Senior Notes	4.375%	3/15/43	110,000	$97,269
Viacom Inc., Senior Notes	4.875%	6/15/43	40,000	38,036
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,107,500	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	260,000	291,809
Total Media				16,891,873
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	460,000	444,525
Total Consumer Discretionary				24,070,311
Consumer Staples — 1.9%
Beverages — 0.0%
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	100,000	107,618
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	540,000	613,957
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	75,170
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	220,000	230,731
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	420,000	451,963
Total Food Products				757,864
Tobacco — 1.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,153,145
Altria Group Inc., Senior Notes	3.875%	9/16/46	330,000	316,201
Reynolds American Inc., Senior Notes	8.125%	5/1/40	470,000	657,967
Reynolds American Inc., Senior Notes	7.000%	8/4/41	510,000	633,036
Reynolds American Inc., Senior Notes	5.850%	8/15/45	100,000	121,566
Total Tobacco				2,881,915
Total Consumer Staples				4,361,354
Energy — 14.3%
Energy Equipment & Services — 0.9%
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	200,000	189,000
Ensco PLC, Senior Notes	5.200%	3/15/25	790,000	673,230
Halliburton Co., Senior Notes	5.000%	11/15/45	930,000	1,012,732
Pride International Inc., Senior Notes	7.875%	8/15/40	150,000	136,500
Total Energy Equipment & Services				2,011,462
Oil, Gas & Consumable Fuels — 13.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	750,000	808,037
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	750,000	844,072
Apache Corp., Senior Notes	6.000%	1/15/37	150,000	176,522
Apache Corp., Senior Notes	5.100%	9/1/40	280,000	296,325

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	$174,860
Apache Corp., Senior Notes	4.750%	4/15/43	670,000	685,435
Cenovus Energy Inc., Senior Notes	4.250%	4/15/27	240,000	239,561	(a)
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,951,206
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	652,207
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	21,856
Devon Energy Corp., Senior Notes	5.000%	6/15/45	430,000	444,242
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	1,080,000	1,438,746
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,554,000	1,442,734
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	471,450
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	851,370
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,528,513
Hess Corp., Notes	7.875%	10/1/29	440,000	547,231
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	552,590
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,574,031
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	930,902
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	822,264
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	900,000	1,163,804
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	940,000	970,117	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	280,000	241,500	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	620,000	539,400	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	756,506
Noble Energy Inc., Senior Notes	5.250%	11/15/43	240,000	250,518
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	30,000	31,318
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	569,379
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,000,000	1,057,100
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	730,000	821,615
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	80,000	79,768
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	630,000	632,206
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	760,000	997,328
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	10,000	11,196
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	860,000	852,892
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	788,673
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	1,060,000	1,119,445
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	952,000	1,120,028
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,166,725
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	74,090
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	191,660

See Notes to Financial Statements.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	$498,677
Total Oil, Gas & Consumable Fuels				30,388,099
Total Energy				32,399,561
Financials — 33.2%
Banks — 17.3%
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	500,000	525,750	(a)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	590,000	634,250	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	880,000	946,220	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	400,000	443,000	(b)(c)
Bank of America Corp., Notes	6.875%	4/25/18	990,000	1,034,615
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,058,707
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,681,499
Bank of America Corp., Senior Notes	4.443%	1/20/48	150,000	156,037	(b)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	670,000	952,347
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	430,000	487,244
Barclays PLC, Subordinated Notes	4.836%	5/9/28	380,000	390,358
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	240,000	263,475	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,870,000	2,057,000	(a)(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,350,000	1,424,250	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.250%	8/15/26	1,100,000	1,201,750	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	752,000	1,137,621
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	490,000	517,305
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	2,290,000	2,331,087
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	829,209
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	750,000	914,752
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	500,000	560,000	(a)(b)(c)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,370,000	1,587,705	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	800,000	837,200	(b)(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,470,000	1,496,266	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	700,000	745,941	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	2,005,939
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	908,559
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	620,000	683,550	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	710,000	862,650	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	950,000	1,042,625	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	840,000	922,239
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	165,116

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	820,000	$975,356
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	456,186	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/3/17	410,000	412,357	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	3,180,000	3,266,401
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	140,000	153,825	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	300,000	318,442
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	420,000	420,465
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	310,000	328,090
Total Banks				39,135,388
Capital Markets — 7.6%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,627,547
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	929,212
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,361,873
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	545,457
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,300,238
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	76,453
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,300,000	1,378,252	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,819,839
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,116,586
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	186,329
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	300,000	317,491
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	388,575
Total Capital Markets				17,047,852
Consumer Finance — 1.7%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,844,325
Navient Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,540,825
Navient Corp., Senior Notes	6.125%	3/25/24	480,000	481,344
Total Consumer Finance				3,866,494
Diversified Financial Services — 1.9%
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	310,000	308,759	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	360,000	393,058	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.660%	12/21/65	800,000	770,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	824,036
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	236,646
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	391,097
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,275,316	(a)
Total Diversified Financial Services				4,198,912

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 4.4%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	90,000	$93,488
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,140,168
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	328,109
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	339,488	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	330,000	400,125	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,083,194	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	446,786	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,000,000	1,143,380
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,379,735
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	866,708	(a)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	1,050,000	1,462,941	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	660,000	742,251	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	532,731
Total Insurance				9,959,104
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	770,000	774,812	(a)
Total Financials				74,982,562
Health Care — 4.1%
Biotechnology — 0.7%
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	290,000	301,309
Celgene Corp., Senior Notes	5.000%	8/15/45	480,000	527,086
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	117,834
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	500,000	513,302
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	106,384
Total Biotechnology				1,565,915
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	1,040,000	1,112,836
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	1,110,000	1,131,587
Becton, Dickinson & Co., Senior Notes	4.669%	6/6/47	450,000	455,259	(d)
Total Health Care Equipment & Supplies				2,699,682
Health Care Providers & Services — 0.8%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	52,744
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,052,892
Humana Inc., Senior Notes	4.800%	3/15/47	420,000	456,572
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	248,539
Total Health Care Providers & Services				1,810,747

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.4%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	790,000	$821,520
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	822,874
Wyeth LLC, Notes	5.950%	4/1/37	1,100,000	1,408,129
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	43,067
Total Pharmaceuticals				3,095,590
Total Health Care				9,171,934
Industrials — 5.2%
Aerospace & Defense — 1.1%
Hexcel Corp., Senior Notes	3.950%	2/15/27	1,000,000	1,035,172
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	55,261
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	200,000	224,067
Rockwell Collins Inc., Senior Notes	3.500%	3/15/27	1,040,000	1,063,600
Total Aerospace & Defense				2,378,100
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	942,563
Airlines — 1.0%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	402,279	418,370	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	172,431	182,992
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	108,719	114,699
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	527,198	587,166
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	108,733	124,091
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	318,190	350,407
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	457,841	513,355
Total Airlines				2,291,080
Commercial Services & Supplies — 0.8%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	237,456
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	900,000	922,500	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	721,940
Total Commercial Services & Supplies				1,881,896
Construction & Engineering — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	200,102
Industrial Conglomerates — 1.3%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	1,307,000	1,380,911	(b)(c)
General Electric Co., Senior Notes	6.875%	1/10/39	1,018,000	1,472,196

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — continued
General Electric Co., Subordinated Notes	5.300%	2/11/21	130,000	$144,851
Total Industrial Conglomerates				2,997,958
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	396,752
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	100,000	99,000	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	530,000	550,759
Total Road & Rail				649,759
Total Industrials				11,738,210
Information Technology — 4.0%
Communications Equipment — 0.8%
Harris Corp., Senior Notes	5.550%	10/1/21	885,000	991,591
Harris Corp., Senior Notes	4.854%	4/27/35	430,000	471,398
Harris Corp., Senior Notes	5.054%	4/27/45	340,000	381,909
Total Communications Equipment				1,844,898
IT Services — 0.3%
Visa Inc., Senior Notes	4.300%	12/14/45	730,000	791,729
Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp., Senior Notes	4.900%	7/29/45	220,000	253,567
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	360,535
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	180,000	180,056
Total Semiconductors & Semiconductor Equipment				794,158
Software — 1.5%
Microsoft Corp., Senior Notes	3.750%	2/12/45	670,000	659,733
Microsoft Corp., Senior Notes	4.250%	2/6/47	2,540,000	2,710,782
Total Software				3,370,515
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc., Senior Notes	3.850%	8/4/46	550,000	547,483
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,010,000	1,065,308	(a)
Seagate HDD Cayman, Senior Notes	4.250%	3/1/22	660,000	665,728	(a)
Total Technology Hardware, Storage & Peripherals				2,278,519
Total Information Technology				9,079,819
Materials — 4.8%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	5.500%	12/8/41	130,000	159,315
Metals & Mining — 4.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	400,000	434,000	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	1,200,000	1,317,000

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Arconic Inc., Senior Notes	5.125%	10/1/24	520,000	$555,360
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,200,000	1,353,688
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	780,000	886,213	(a)(b)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	140,000	140,385
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	32,000	33,282	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	100,000	94,000
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	950,000	999,875	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	180,000	180,448	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	160,000	158,337	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,269,846
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,100,000	2,141,370
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	140,000	140,946
Total Metals & Mining				10,704,750
Paper & Forest Products — 0.0%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	50,000	52,775
Total Materials				10,916,840
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.0%
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	90,000	94,500	(a)
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	460,000	639,562
Total Real Estate				734,062
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 6.3%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,554,840
AT&T Inc., Senior Notes	4.500%	5/15/35	370,000	359,660
AT&T Inc., Senior Notes	4.800%	6/15/44	290,000	282,048
AT&T Inc., Senior Notes	4.750%	5/15/46	60,000	58,019
AT&T Inc., Senior Notes	5.450%	3/1/47	360,000	382,237
AT&T Inc., Senior Notes	4.500%	3/9/48	642,000	596,019
British Telecommunications PLC, Bonds	9.125%	12/15/30	2,000,000	3,063,834
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,530,930
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,130,000	1,014,175
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	458,219
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	140,000	181,320
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	1,130,000	1,237,260
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,755,872
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	300,000	316,284

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	398,000	$392,617
Total Diversified Telecommunication Services				14,183,334
Wireless Telecommunication Services — 0.8%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	360,000	395,550	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	680,000	773,711
Sprint Corp., Senior Notes	7.875%	9/15/23	120,000	138,900
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	550,820
Total Wireless Telecommunication Services				1,858,981
Total Telecommunication Services				16,042,315
Utilities — 7.1%
Electric Utilities — 5.4%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	1,000,000	1,281,824
Berkshire Hathaway Energy Co., Senior Notes	5.750%	4/1/18	1,000,000	1,034,499
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	595,589
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	620,586
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	807,859
Enel Finance International NV, Senior Notes	2.875%	5/25/22	350,000	349,877	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	4,068,168
Great Plains Energy Inc., Senior Notes	3.900%	4/1/27	410,000	416,810
Great Plains Energy Inc., Senior Notes	4.850%	4/1/47	80,000	82,714
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,800,000	1,381,500
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	652,539
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	833,987
Total Electric Utilities				12,125,952
Gas Utilities — 0.9%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	1,500,000	2,056,954
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,267,750
Multi-Utilities — 0.2%
DTE Energy Co., Senior Notes	3.800%	3/15/27	500,000	516,325
Total Utilities				15,966,981
Total Corporate Bonds & Notes (Cost — $187,860,128)				209,463,949
Municipal Bonds — 0.3%
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	270,000	266,892

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Illinois — 0.2%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	530,000		$543,425
Total Municipal Bonds (Cost — $872,159)					810,317
Sovereign Bonds — 3.6%
Argentina — 2.9%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,930,000		2,205,025	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	1,200,000		1,262,652	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	6,230,000	ARS	390,870
Republic of Argentina, Bonds	18.200%	10/3/21	650,000	ARS	43,562
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,840,000		2,034,120
Republic of Argentina, Senior Notes	6.875%	1/26/27	700,000		745,500
Total Argentina					6,681,729
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	431,000		473,238
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	980,000		1,054,725	(a)
Total Sovereign Bonds (Cost — $7,730,291)					8,209,692
U.S. Government & Agency Obligations — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Bonds	3.000%	2/15/47	20,000		20,562
U.S. Treasury Notes	2.000%	4/30/24	30,000		29,990
U.S. Treasury Notes	2.250%	2/15/27	470,000		471,818
U.S. Treasury Notes	2.375%	5/15/27	310,000		314,922
Total U.S. Government & Agency Obligations (Cost — $815,629)					837,292

			Shares
Preferred Stocks — 1.3%
Financials — 1.3%
Consumer Finance — 1.0%
GMAC Capital Trust I	6.967%		85,800		2,189,616	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.542%		17,525		457,402	(b)
Insurance — 0.1%
Delphi Financial Group Inc.	4.372%		9,325		205,733	(b)
Total Preferred Stocks (Cost — $2,747,824)					2,852,751
Total Investments before Short-Term Investments (Cost — $200,026,031)					222,174,001

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Shares	Value
Short-Term Investments — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,725,120)	0.723%	1,725,120	$1,725,120
Total Investments — 99.1% (Cost — $201,751,151#)			223,899,121
Other Assets in Excess of Liabilities — 0.9%			2,109,259
Total Net Assets — 100.0%			$226,008,380

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is purchased on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
GO	— General Obligation
ARS	— Argentine Peso

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	102	9/17	$12,046,030	$12,067,875	$21,845
U.S. Treasury 10-Year Notes	31	9/17	3,901,723	3,915,203	13,480
U.S. Treasury Ultra Long-Term Bonds	25	9/17	4,066,476	4,128,125	61,649
					96,974
Contracts to Sell:
U.S. Treasury Long-Term Bonds	95	9/17	14,549,519	14,612,188	(62,669)
Net unrealized appreciation on open futures contracts					$34,305

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Investment Grade Defined Opportunity Trust Inc.

At May 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,554,383	EUR	1,450,994	Bank of America N.A.	7/20/17	$(79,747)
EUR	1,450,994	USD	1,584,282	Barclays Bank PLC	7/20/17	49,848
Total						$(29,899)

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At May 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange	$2,192,000	2/15/41	2.442% semi-annually	3-Month LIBOR quarterly	$(9,398)	$7,610

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2017[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	$856,423	3/20/19	0.24%	1.000% quarterly	$(11,632)	$(8,191)	$(3,441)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.28 Index)	$6,570,000	6/20/22	5.000% quarterly	$(493,631)	$(448,174)	$(45,457)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

May 31, 2017

Assets:
Investments, at value (Cost — $201,751,151)	$223,899,121
Foreign currency, at value (Cost — $70)	67
Interest receivable	3,189,665
Deposits with brokers for centrally cleared swap contracts	313,593
Deposits with brokers for open futures contracts	234,013
Unrealized appreciation on forward foreign currency contracts	49,848
Prepaid expenses	10,383
Total Assets	227,696,690

Liabilities:
Distributions payable	948,692
Payable for securities purchased	450,000
Investment management fee payable	123,918
Unrealized depreciation on forward foreign currency contracts	79,747
Payable to broker — variation margin on open futures contracts	15,835
OTC swaps, at value (premiums received — $8,191)	11,632
Payable to broker — variation margin on centrally cleared swaps	7,482
Payable for open OTC swap contracts	1,737
Directors’ fees payable	38
Accrued expenses	49,229
Total Liabilities	1,688,310
Total Net Assets	$226,008,380

Net Assets:
Par value ($0.001 par value; 10,810,994 shares issued and outstanding; 100,000,000 shares authorized)	$10,811
Paid-in capital in excess of par value	205,866,770
Overdistributed net investment income	(79,685)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,899,770)
Net unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	22,110,254
Total Net Assets	$226,008,380

Shares Outstanding	10,810,994

Net Asset Value	$20.91

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2017

Investment Income:
Interest	$6,103,799
Dividends	102,189
Total Investment Income	6,205,988

Expenses:
Investment management fee (Note 2)	719,468
Audit and tax fees	29,668
Directors’ fees	26,710
Transfer agent fees	17,352
Legal fees	15,252
Shareholder reports	14,700
Fund accounting fees	11,226
Excise tax (Note 1)	10,431
Stock exchange listing fees	8,426
Custody fees	2,175
Insurance	1,941
Miscellaneous expenses	10,086
Total Expenses	867,435
Net Investment Income	5,338,553

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	656,493
Futures contracts	(82,688)
Swap contracts	(367,152)
Forward foreign currency contracts	(19,990)
Foreign currency transactions	368
Net Realized Gain	187,031
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,330,610
Futures contracts	27,381
Swap contracts	(15,219)
Forward foreign currency contracts	(8,217)
Foreign currencies	149
Change in Net Unrealized Appreciation (Depreciation)	7,334,704
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	7,521,735
Increase in Net Assets From Operations	$12,860,288

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended May 31, 2017 (unaudited) and the Year Ended November 30, 2016	2017	2016

Operations:
Net investment income	$5,338,553	$10,625,427
Net realized gain	187,031	202,596
Change in net unrealized appreciation (depreciation)	7,334,704	1,819,016
Increase in Net Assets From Operations	12,860,288	12,647,039

Distributions to Shareholders From (Note 1):
Net investment income	(5,444,528)	(12,580,691)
Net realized gains	(391,243)	(371,328)
Decrease in Net Assets From Distributions to Shareholders	(5,835,771)	(12,952,019)

Fund Share Transactions:
Reinvestment of distributions (6,165 and 21,746 shares issued, respectively)	124,420	438,920
Increase in Net Assets From Fund Share Transactions	124,420	438,920
Increase in Net Assets	7,148,937	133,940

Net Assets:
Beginning of period	218,859,443	218,725,503
End of period*	$226,008,380	$218,859,443
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(79,685)	$26,290

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$20.26	$20.28	$21.62	$21.53	$22.67	$20.64

Income (loss) from operations:
Net investment income	0.49	0.98	0.98	1.02	1.03	1.09
Net realized and unrealized gain (loss)	0.70	0.20	(1.12)	0.58	(0.90)	2.33
Total income (loss) from operations	1.19	1.18	(0.14)	1.60	0.13	3.42

Less distributions from:
Net investment income	(0.50) [3]	(1.17)	(1.20)	(1.14)	(0.94)	(1.25)
Net realized gains	(0.04)	(0.03)	—	(0.37)	(0.33)	(0.14)
Total distributions	(0.54)	(1.20)	(1.20)	(1.51)	(1.27)	(1.39)

Net asset value, end of period	$20.91	$20.26	$20.28	$21.62	$21.53	$22.67

Market price, end of period	$20.60	$20.05	$20.77	$20.87	$19.59	$23.69
Total return, based on NAV[4,5]	5.95%	5.97%	(0.69)%	7.70%	0.63%	17.12%
Total return, based on Market Price[6]	5.53%	2.43%	5.49%	14.69%	(12.18)%	17.28%

Net assets, end of period (000s)	$226,008	$218,859	$218,726	$232,706	$231,736	$243,472

Ratios to average net assets:
Gross expenses	0.78%[7]	0.79%	0.83%	0.80%	0.84%	0.78%
Net expenses	0.78 [7]	0.79	0.83	0.80	0.84	0.78
Net investment income	4.82 [7]	4.82	4.67	4.69	4.69	5.01

Portfolio turnover rate	23%	41%	43%	38%	68%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$209,463,949	—	$209,463,949
Municipal bonds	—	810,317	—	810,317
Sovereign bonds	—	8,209,692	—	8,209,692
U.S. government & agency obligations	—	837,292	—	837,292
Preferred stocks	$2,647,018	205,733	—	2,852,751
Total long-term investments	2,647,018	219,526,983	—	222,174,001
Short-term investments†	1,725,120	—	—	1,725,120
Total investments	$4,372,138	$219,526,983	—	$223,899,121
Other financial instruments:
Futures contracts	96,974	—	—	96,974
Forward foreign currency contracts	—	49,848	—	49,848
Centrally cleared interest rate swaps	—	7,610	—	7,610
Total other financial instruments	$96,974	$57,458	—	$154,432
Total	$4,469,112	$219,584,441	—	$224,053,553

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$62,669	—	—	$62,669
Forward foreign currency contracts	—	$79,747	—	79,747
Centrally cleared credit default swaps on credit indices — buy protection	—	45,457	—	45,457
OTC credit default swaps on corporate issues — buy protection‡	—	11,632	—	11,632
Total	$62,669	$136,836	—	$199,505

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2017, see Note 4.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2017, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $91,379. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $10,431 of federal excise taxes attributable to calendar year 2016 in March 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$43,234,566	$7,839,540
Sales	43,231,268	7,524,233

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,829,347
Gross unrealized depreciation	(1,681,377)
Net unrealized appreciation	$22,147,970

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$96,974	—	$96,974
Centrally cleared swap contracts[3]	7,610	—	7,610
Forward foreign currency contracts	—	$49,848	49,848
Total	$104,584	$49,848	$154,432

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$62,669	—	—	$62,669
OTC swap contracts[4]	—	—	$11,632	11,632
Centrally cleared swap contracts[3]	—	—	45,457	45,457
Forward foreign currency contracts	—	$79,747	—	79,747
Total	$62,669	$79,747	$57,089	$199,505

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(82,688)	—	—	$(82,688)
Swap contracts	(15,520)	—	$(351,632)	(367,152)
Forward foreign currency contracts	—	$(19,990)	—	(19,990)
Total	$(98,208)	$(19,990)	$(351,632)	$(469,830)

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$27,381	—	—	$27,381
Swap contracts	(27,537)	—	$12,318	(15,219)
Forward foreign currency contracts	—	$(8,217)	—	(8,217)
Total	$(156)	$(8,217)	$12,318	$3,945

During the six months ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,873,325
Futures contracts (to sell)	13,741,973
Forward foreign currency contracts (to buy)	904,410
Forward foreign currency contracts (to sell)	2,008,510

Average Notional Balance
Interest rate swap contracts	$2,192,000
Credit default swap contracts (to buy protection)	7,407,652

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$49,848	—	$49,848

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$15,835	$(15,835)	—
Centrally cleared swap contracts[4]	7,482	(7,482)	—
Forward foreign currency contracts	79,747	—	$79,747
OTC swap contracts	11,632	—	11,632
Total	$114,696	$(23,317)	$91,379

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report

5. Distributions subsequent to May 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/19/2017	6/01/2017	$0.0900
6/23/2017	7/03/2017	$0.0900	*
7/21/2017	8/01/2017	$0.0900
8/25/2017	9/01/2017	$0.0900

*	Distribution comprised of $0.0779 from income and $0.0121 from long-term gains.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2017, the Fund did not repurchase any shares.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2017 Semi-Annual Report	35

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 31, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	9,186,792	267,733
William R. Hutchison	9,233,272	221,253
Jane Trust	9,237,120	217,405

At May 31, 2017, in addition to Leslie H. Gelb, William R. Hutchison, and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

36	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc. (“Computershare”), as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not

Western Asset Investment Grade Defined Opportunity Trust Inc.	37

Dividend reinvestment plan (unaudited) (cont’d)

less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the

38	Western Asset Investment Grade Defined Opportunity Trust Inc.

NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares decreased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Western Asset Investment Grade Defined Opportunity Trust Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

40	Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

IGI

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012742 7/17 SR17-3103

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2017